Exhibit 10.6

EXECUTION VERSION

AMENDMENT NO. 1

Dated as of September 29, 2023

to

CREDIT AGREEMENT

Dated as of June 24, 2022

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is made as of September 29, 2023 (the “Amendment No. 1 Effective Date”) by and among Stepan Company (the “Borrower”), the “Lenders” (as defined below) signatory hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of June 24, 2022 by and among the Borrower, the Foreign Subsidiary Borrowers from time to time party thereto, the financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent (as amended, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders agree to certain modifications to the Credit Agreement; and

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree as follows.

1.
Amendments to Credit Agreement. Effective as of the Amendment No. 1 Effective Date but subject to the satisfaction or waiver of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
(a)
Section 1.01 of the Credit Agreement is hereby amended to amend and restate the following definitions thereto in their appropriate alphabetical order therein:

“ “Note Purchase Amendment Condition” means that each Note Purchase Agreement has been amended, on terms reasonably acceptable to the Administrative Agent, as follows:

(a)
with respect to calculation of the Net Leverage Ratio hereunder, to amend or restate each financial covenant therein that is substantially similar to the Net Leverage Ratio described in Section 6.12(a) (each, a “NPA Leverage Ratio”) to increase each such required NPA Leverage Ratio to be at least (and not less than) the levels described in clause (i) of the proviso to Section 6.12(a) hereof for the same periods; and/or
(b)
with respect to any exercise of an Acquisition Holiday Election, to increase any financial covenant levels therein following any exercise of an applicable acquisition holiday election thereunder to be at least the levels described in clause (ii) of the proviso to Section 6.12(a) hereof for the same periods; and/or
(c)
with respect to any exercise of an Acquisition Holiday Election, to provide for two (2) exercises of the applicable acquisition holiday election thereunder, and/or
(d)
in connection with the calculation of Qualified Cash, to permit netting of applicable cash in the calculation of such financial covenants thereunder consistent with the levels in clause (b) or (c), as applicable, of the definition of Qualified Cash herein; and/or
(e)
in connection with the calculation of the interest coverage ratio in Section 6.12(b) hereof (the “Interest Coverage Ratio”), to amend or restate each financial covenant therein that is substantially similar to the Interest Coverage Ratio (each, a “NPA Interest Coverage Ratio”) to reduce the financial covenant levels therein to 3.00 to 1.00 or lower; and
(f)
in the case of each of the foregoing clauses (a) through (e), with no other modifications to any NPA Leverage Ratio or NPA Interest Coverage Ratio, as applicable, that are more restrictive with respect to the Company and its Subsidiaries than the Net Leverage Ratio or the Interest Coverage Ratio (with respect to covenant levels, applicability of acquisition holidays, cash netting components, embedded defined terms or otherwise) contained herein.”

“Qualified Cash” means, as of any date of determination, (a) with respect to the calculation of the Net Leverage Ratio prior to the satisfaction of clauses (d) and (f) of the Note Purchase Amendment Condition, unrestricted and unencumbered cash or Permitted Investments of the Company and its Domestic Subsidiaries on deposit in accounts located in the United States on such date in excess of $50,000,000 and in an aggregate amount not to exceed $150,000,000, (b) with respect to the calculation of the Net Leverage Ratio following the satisfaction of the clause (d) (as it references this clause (b)) and clause (f) of the Note Purchase Amendment Conditions, the sum of the following (solely to the extent that such sum is in excess of $50,000,000 and in an aggregate amount not to exceed $150,000,000): (i) 100% of unrestricted and unencumbered cash or Permitted Investments of the Company and its Domestic Subsidiaries on deposit in accounts located in the United States (collectively, “Domestic Cash”) on such date, plus (ii) 65% of unrestricted and unencumbered cash or Permitted Investments of the Company and its Subsidiaries which does not qualify as “Domestic Cash”, and (c) with respect to calculation of the Pricing Leverage Ratio, or with respect to the calculation of the Net Leverage Ratio following the satisfaction of clause (d) (as it references this clause (c)) and clause (f) of the Note Purchase Amendment Conditions, unrestricted and unencumbered cash or Permitted Investments of the Company and its Subsidiaries in excess of $50,000,000 and in an aggregate amount not to exceed $300,000,000. For the avoidance of doubt, cash and Permitted Investments of any Captive Insurance Subsidiary shall be considered restricted and therefore shall not constitute Qualified Cash.

(b)
Section 6.12(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Maximum Net Leverage Ratio. The Company will not permit the ratio (the “Net Leverage Ratio”), determined as of the end of each of its fiscal quarters ending on and after June 30, 2022, of (i) Consolidated Indebtedness minus Qualified Cash, in each case as of the last day of the applicable fiscal quarter (it being understood that such difference shall not be less than zero) to (ii)

Consolidated EBITDA for the period of four (4) fiscal quarters then ended, all calculated for the Company and its Subsidiaries on a consolidated basis, to be greater than, 3.50 to 1.00; provided, that the Company may, not more than one (1) time during the term of this Agreement, elect (an “Acquisition Holiday Election”) to increase the maximum Net Leverage Ratio permitted under this Section 6.12(a)(i) to 4.00 to 1.00 for a period of four (4) consecutive fiscal quarters in connection with, and commencing with the first fiscal quarter ending after, an Acquisition (the “Acquisition Holiday Election Quarter”) if the aggregate consideration paid or to be paid in respect of such Acquisition equals or exceeds $75,000,000 (it being understood that the Net Leverage Ratio shall return to less than or equal to 3.50 to 1.00 no later than the fifth fiscal quarter following the Acquisition Holiday Election Quarter);

provided, further, that:

(i)
to the extent clauses (a) and (f) of the Note Purchase Amendment Conditions have been satisfied, the Company will not permit the Net Leverage Ratio for the period of four (4) fiscal quarters then ended, all calculated for the Company and its Subsidiaries on a consolidated basis, to be greater than (x) for the fiscal quarter ending September 30, 2023 through and including the fiscal quarter ending June 30, 2024, 4.00 to 1.00, (y) for the fiscal quarters ending September 30, 2024 and December 31, 2024, 3.75 to 1.00 and (z) for the fiscal quarter ending March 31, 2025 and each fiscal quarter thereafter, 3.50 to 1.00;
(ii)
to the extent clauses (b) and (f) of the Note Purchase Amendment Condition have been satisfied, the Company may, not more than one (1) time during the term of this Agreement, effect an Acquisition Holiday Election to increase the maximum Net Leverage Ratio permitted under this Section 6.12 for an Acquisition Holiday Election Quarter if the aggregate consideration paid or to be paid in respect of such Acquisition equals or exceeds $50,000,000, to (x) 4.25 to 1.00 if such Acquisition Holiday Election occurs when the Net Leverage Ratio is otherwise required to be no greater than 4.00 to 1.00 and (y) 4.00 to 1.00 if such Acquisition Holiday Election occurs when the Net Leverage Ratio is otherwise required to be no greater than 3.75 to 1.00 or 3.50 to 1.00 (it being understood that the Net Leverage Ratio shall return to the level otherwise required for the applicable quarter, without giving effect to any Acquisition Holiday Election, no later than the fifth fiscal quarter following the Acquisition Holiday Election Quarter); and
(iii)
to the extent clauses (c) and (f) of the Note Purchase Amendment Conditions have been satisfied, the Company may elect to increase the maximum Net Leverage Ratio up to twice (versus only once) during the term of this Agreement for so long as a period of two (2) consecutive fiscal quarters shall have passed since the last day of any prior applicable increase to the maximum Net Leverage Ratio pursuant to an Acquisition Holiday Election hereunder.”
(c)
Section 6.12(b) of the Credit Agreement is hereby amended to delete the reference to “the Note Purchase Amendment Condition” therein, and to substitute “clauses (e) and (f) of the Note Purchase Amendment Condition” therefor.

2.
Conditions of Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent:

(a)
the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent;
(b)
the Administrative Agent shall have received a Reaffirmation in the form of Attachment A hereto from the Subsidiary Guarantors;
(c)
the Administrative Agent shall have received payment and/or reimbursement of all of the fees and expenses (including, to the extent invoiced, reasonable attorneys’ fees and expenses of counsel) due or payable to the Administrative Agent or its affiliates in connection with this Amendment; and
(d)
the Administrative Agent shall have received for the ratable account of each Lender who has provided a signature page to this Amendment by 3:00 p.m. Eastern time on September 13, 2023 (each, a “Consenting Lender”), a consent fee payable to each such Consenting Lender in an amount equal to 0.05% of the sum of each such Consenting Lender’s Revolving Commitment plus its outstanding Term Loans under the Credit Agreement on the date hereof.
3.
Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
(a)
The execution, delivery and performance of this Amendment and the Credit Agreement (as amended hereby) are within the Borrower’s corporate powers and authority and legal right and have been duly authorized by all proper corporate proceedings. This Amendment has been duly executed and delivered by the Borrower, and this Amendment and the Credit Agreement (as amended hereby) constitute the legal, valid and binding obligations of the Borrower, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.
(b)
Neither the execution and delivery by the Borrower of this Amendment, nor the consummation of the transactions contemplated herein (or in the Credit Agreement as amended hereby), nor compliance with the provisions thereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or (ii) the Borrower’s or any Subsidiary’s articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which the Borrower or any Subsidiary is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on the property of the Borrower or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of this Amendment or the Credit Agreement (as amended hereby).
(c)
As of the date hereof and after giving effect to the terms of this Amendment, (i) there exists no Default or Event of Default and (ii) the representations and warranties contained in Article III of the Credit Agreement, as amended hereby, are true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect), except for (x) the representations and warranties set forth in Sections 3.05 and 3.07, which shall be true and correct only as of the Effective Date and (y) representations and warranties made with reference solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date.

4.
Reference to and Effect on the Credit Agreement.
(a)
Upon the effectiveness hereof, each reference to the Credit Agreement in the Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby.
(b)
The Borrower (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of the Borrower or any other Loan Party arising under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party, and (iii) acknowledges and agrees that, except as specifically modified above, the Credit Agreement and all other Loan Documents executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed
(c)
The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)
Without in any way limiting the foregoing, this Amendment is not intended to and shall not constitute a novation of the Loan Documents or any obligations arising thereunder or in connection therewith.
(e)
This Amendment is a Loan Document, including for purposes of making the representations and warranties in Section 3(c) hereof.
5.
Governing Law; Waiver of Jury Trial. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY DO SO, ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT.
6.
Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.
Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Section 9.06(b) of the Credit Agreement shall apply to this Amendment mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

STEPAN COMPANY,

as the Borrower

By: /s/ Luis E. Rojo

Name: Luis E. Rojo

Title: Vice President and Chief Financial Officer

Amendment No. 1 to

Stepan Company Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By: /s/ Jacqueline Panos

Name: Jacqueline Panos

Title: Vice President

Amendment No. 1 to

Stepan Company Credit Agreement

BANK OF AMERICA, N.A.,

as a Lender

By: /s/ A. Quinn Richardson

Name: A. Quinn Richardson

Title: Senior Vice President

Amendment No. 1 to

Stepan Company Credit Agreement

HSBC Bank USA, N.A., as a Lender

By: /s/ Matt Brannon

Name: Matt Brannon

Title: Vice President, Global Relationship Manager

Amendment No. 1 to

Stepan Company Credit Agreement

BANK OF THE WEST, as a Lender

By: /s/ Patricia Delgrande

Name: Patricia Delgrande

Title: Managing Director

Amendment No. 1 to

Stepan Company Credit Agreement

ING Bank N.V., DUBLIN BRANCH, as a Lender

By: /s/ Sean Hassett

Name: Sean Hassett

Title: Director

By: /s/ Ciaran Dunne

Name: Ciaran Dunne

Title: Director

Amendment No. 1 to

Stepan Company Credit Agreement

U.S. Bank National Association, as a Lender

By: /s/ Jason Hall

Name: Jason Hall

Title: Assistant Vice President

Amendment No. 1 to

Stepan Company Credit Agreement

CITIZENS BANK, N.A., as a Lender

By: /s/ Arianna DeMarco

Name: Arianna DeMarco

Title: Vice President

Amendment No. 1 to

Stepan Company Credit Agreement

Credit Industriel et Commercial, NY, as a Lender

By: /s/ Eugene Kenny

Name: Eugene Kenny

Title: Vice President

By: /s/ Eric Longuet

Name: Eric Longuet

Title: Managing Director

Amendment No. 1 to

Stepan Company Credit Agreement

ATTACHMENT A

REAFFIRMATION

The undersigned hereby acknowledges receipt of a copy of Amendment No. 1, dated as of September 29, 2023 (the “Amendment”), to the Credit Agreement dated as of June 24, 2022 by and among Stepan Company (the “Borrower”), the Foreign Subsidiary Borrowers from time to time party thereto, the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) (as amended, restated, supplemented or otherwise modified from time to time, including by the Amendment, the “Credit Agreement”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. The undersigned acknowledges and agrees that nothing in the Credit Agreement, the Amendment or any other Loan Document shall be deemed to require the Administrative Agent or any Lender to consent to any future amendment or other modification to the Credit Agreement or any Loan Document. The undersigned reaffirms the terms and conditions of each of the Loan Documents executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: September 29, 2023

[signature pages follows]

STEPAN SPECIALTY PRODUCTS, LLC

By: /s/ Luis E. Rojo

Name: Luis E. Rojo

Title: Vice President and Chief Financial Officer

STEPAN SURFACTANTS HOLDINGS, LLC

By: /s/ Luis E. Rojo

Name: Luis E. Rojo

Title: Vice President and Chief Financial Officer

Signature Page to Reaffirmation